UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CAPSTONE TURBINE CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NNNNNNNNNNNN . + CN12N345N678N90 NN CAPSTONE TURBINE CORPORATION 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/CPST • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the CAPSTONE TURBINE CORPORATION Stockholder Meeting to be Held on August 31, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Capstone Turbine Corporation’s proxy statement and annual report to stockholders are available at: www.envisionreports.com/CPST Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/CPST to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. Q When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before August 21, 2017 to facilitate timely delivery. Shareholders will not otherwise receive a paper or e-mail copy. + 2 N O T C O Y 02N3XE NNNNNNNNN Stockholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

CAPSTONE TURBINE CORPORATION’s Annual Meeting of Stockholders will be held on August 31, 2017 at the offices of Goodwin Procter LLP, 601 South Figueroa Street, 41st Floor, Los Angeles, CA 90017, at 9:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The shares represented by this proxy will be voted as directed. If no contrary direction is indicated, the shares represented by this proxy will be voted (i) FOR the election of the directors listed below (proposal 1), (ii) FOR each of proposals 2, 3, 4, 5, 6, 7 and 9; and (iii) FOR the approval of the advisory vote with respect to the frequency of advisory votes on the compensation of our named executive officers every one (1) year (proposal 8): 1. Election of Directors, to serve until the next annual meeting or until their successors have been elected and qualified: 01 - Holly A. Van Deursen, 02 - Yon Y. Jorden, 03 - Paul DeWeese, 04 - Darren R. Jamison, 05 - Noam Lotan, 06 - Gary J. Mayo, 07 - Eliot G. Protsch; Approval of an amendment to Capstone’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Common Stock by a ratio in the range of 1-for-5 and 1-for-10, as determined in the sole discretion of our Board of Directors; Approval of the NOL Rights Agreement, dated as of May 6, 2016, with Computershare Inc., as amended; Approval, for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance of more than 20% of the Company's Common Stock pursuant to the Company’s October 2016 offering of securities; Approval of the Capstone Turbine Corporation 2017 Equity Incentive Plan; Approval of the amended and restated Capstone Turbine Corporation Employee Stock Purchase Plan; Advisory vote on the compensation of the Company’s named executive officers as presented in the proxy statement; Advisory vote with respect to the frequency of advisory votes on the compensation of our named executive officers; Ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018; and In their discretion, the proxies may vote upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. 2. 3. 4. 5. 6. 7. 8. 9. 10. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend the meeting in person and vote at the meeting, please bring this notice with you. Directions to the CAPSTONE TURBINE CORPORATION 2017 Annual Meeting Directions to the CAPSTONE TURBINE CORPORATION 2017 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/CPST. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/CPST. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials CAPSTONE TURBINE CORPORATION” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by August 21, 2017. g g 02N3XE Stockholder Meeting Notice